UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2020

GENUFOOD ENERGY ENZYMES CORP.

(Exact name of registrant as specified in charter)

Nevada	000-56112	68-0681158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 South Figueroa Street, Suite 4050 Los Angeles, California	90017
(Address of principal executive offices)	(Zip Code)

(213) 330-6770

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On March 18, 2020, the Board of Directors of Genufood Energy Enzymes Corp. (the “Company”) received the resignation of Kuang Ming (James) Tsai as the Company’s Chief Executive Officer and Chief Financial Officer. Mr. Tsai’s resignation was not due to any disagreement with the Company on any matter relating to its operations, policies or practices. Mr. Tsai will remain a director of the Company.

On March 18, 2020, the Board of Directors of Genufood Energy Enzymes Corp. (the “Company”) also received the resignation of Yi Ling (Betty) Chen from all positions and offices she holds with the Company, including without limitation as a director, and as the Company’s Secretary and Treasurer. Mr. Chen’s resignation was not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

On March 18, 2020, the Board of Directors of the Company appointed Jui Pin (John) Lin as the Company’s Chief Executive Officer and Chief Financial Officer, in addition to continuing as President, as previously reported a position to which he had been appointed on March 4, 2020. Also on March 18, 2020, the Board of Directors of the Company appointed Shao-Cheng (Will) Wang as the Company’s Chief Financial Officer, Treasurer and Secretary.

From January 1994 to the present, Mr. Wang has served as an information technology consultant for Hsinlan Chemical, Co, Ltd. located in Taichung City, Taiwan. From May 2018 to the present, he has served as the General Secretary for Chinese Taipei Wushu Confederation of the Koushu/Wushu Federation of the Republic of China (Taiwan). From August 1986 to July 2015, he was a teacher and Director of Academic Affairs for Taichung Sha-Lu Industrial Senior High School in Taichung, Taiwan. Mr. Wang received a bachelor's degree from the Division of Industrial Technics Education of the National Taiwan Normal University and a master's degree from the Graduate Institute of Statistics of Chung Hua University in Hsinchu City, Taiwan.

Messrs. Lin and Wang will serve in their newly-appointed offices until their respective duly elected successors are appointed or they resign. There are no arrangements or understandings between either Mr. Lin or Mr. Wang and any other person pursuant to which either of them was appointed as an officer of the Company. There are no family relationship between either Mr. Lin or Mr. Wang and any of the Company’s other officers or directors. Neither Mr. Lin nor Mr. Wang has held any other directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENUFOOD ENERGY ENZYMES CORP.

Date: March 23, 2020	By:	/s/ Jui Pin (John) Lin
Jui Pin (John) Lin, Chief Executive Officer

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